UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2020

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575
_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
_________________________________________

Item 8.01. Other Events.
Non-Employee Director Compensation
On July 31, 2020, the Board of Directors (the “Board”) of Pioneer Energy Services Corp. (the “Company”), upon the recommendation of the Compensation, Nominating and Governance Committee of the Board (the “CNG Committee”), adopted the Company’s revised non-employee director compensation policy.
Pursuant to the non-employee director compensation policy, each of the directors will receive an annual cash retainer of $200,000, with the chairman of the Board receiving an additional $25,000 for service as chairman of the Board, subject to an immediate 20% “hardship reduction” (as described below) effective until June 30, 2021 (or such other date as determined by the Board) to reflect the current challenging economic environment, and out of solidarity with company employees who have accepted salary reductions. The cash retainer for the first year will be paid as follows: (i) 50% of each fiscal 2020 quarterly retainer fee (as reduced by the “hardship reduction”) will be paid in quarterly installments of $20,000 per director ($22,500 for the chairman of the Board), paid in advance at the beginning of each quarter (with the initial payment of $33,500 ($36,000 for the chairman of the Board), which includes a $13,500 payment to compensate each director for the period between the Company’s May 29, 2020 emergence from bankruptcy and June 30, 2020); and (ii) 50% of each fiscal 2020 quarterly retainer fee (as reduced by the “hardship reduction”) will be deferred until no later than March 15 of the calendar year in which the director vests in his or her deferred fee, which shall be the earlier of the date on which the director completes 12 months of service on the Board or the date on which the director’s service on the Board terminates for “Good Reason,” as reasonably determined by the Board. The directors will also be entitled to reimbursement of reasonable and documented out-of-pocket expenses, and the Company will enter into indemnification agreements with the directors and provide D&O insurance.
Reduced Non-Employee Director Compensation
On July 31, 2020, simultaneously with adopting the non-employee director compensation policy, in response to the global COVID-19 pandemic, the drop in oil and gas prices, and the Company’s recent emergence from bankruptcy, the Company’s directors voluntarily agreed to reduce their compensation by 20% (the "hardship reduction") until June 30, 2021 (or such other date as determined by the Board), so that for the first year, director compensation will be a fixed $160,000 ($180,000 for the chairman of the Board) subject to a 50% deferral, as described above.
Board Leadership and Committee Assignments
On July 31, 2020, the Board elected Charlie Thompson as chairman of the Board. The Board also modified the committees of the Board by combining the compensation committee and the nominating and corporate governance committee into the newly created CNG Committee.
In addition, as a result of the appointment of Matthew S. Porter as Interim Chief Executive Officer of the Company, as previously disclosed, the Board made the following appointments to its committees: (i) the Audit Committee is composed of John Jacobi (chairman), David Coppé, and Charlie Thompson, and (ii) the CNG Committee is composed of David Coppé (chairman), John Jacobi, and Charlie Thompson. The Board has determined that Mr. Jacobi is financially sophisticated and qualifies as an Audit Committee financial expert under applicable rules.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this press release that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements made in good faith that are subject to risks, uncertainties and assumptions. These forward-looking statements are based on our current beliefs, intentions, and expectations. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, future events or performance (often, but not always identifiable by the use of the words or phrases such as “will result,” “expects to,” “will continue,” “anticipates,” “plans, “intends,” “estimated,” “projects,” and “outlook”) are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in these forward-looking statements. Our actual results, performance or achievements could differ materially from those we express in the foregoing discussion as a result of a variety of factors, including the effects of our bankruptcy on our business and relationships, the concentration of our equity ownership following bankruptcy, the application of fresh start accounting, and the effect of the coronavirus (COVID-19) pandemic on our industry. We have discussed many of these factors in more detail in our Annual Report on Form 10-K for the year ended December 31, 2019, as amended by Form 10-K/A for the year ended December 31, 2019, and in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, including under the heading “Risk Factors” in Item 1A. These factors are not necessarily all the important factors that could affect us. Other unpredictable or unknown factors could also have material adverse effects on actual results or matters that are the subject of our forward-looking statements. All forward-looking statements speak only as of the date on which they are made and we undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise. We advise readers that they should (1) recognize that important factors not referred to above could affect the accuracy of our forward-looking statements and (2) use caution and common sense when considering our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Dated: August 6, 2020